Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2013 (1)

(Unaudited)

	Actual Results	Actual Results	Guidance as of July 30, 2013
Dollars in thousands, except per share	2Q 2013	YTD 2013	3Q 2013	Full-Year 2013
Per Share Metrics
FFO per common share, diluted	$0.37	$0.71	$0.33 to $0.35	$1.40 to $1.44
FFO as Adjusted per common share, diluted	$0.35	$0.69	$0.33 to $0.35	$1.36 to $1.40
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.31	$0.62	$0.28 to $0.30	$1.20 to $1.24
Weighted average diluted shares/units (M)	263.8	263.7	263.8	263.8
Dividend per share	$0.235	$0.470	—	0.94 (2)
Same-Store Operating Metrics
Revenue growth	5.2%	5.2%	—	4.50% to 5.00%
Expense growth	1.6%	2.6%	—	2.75% to 3.25%
NOI growth	6.8%	6.4%	—	5.25% to 6.00%
Physical occupancy	96.1%	95.8%	—	95.5%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	37,074	133	76.4%
Stabilized, Non-Mature	1,429	4	4.4%
Redevelopment	2,253	3	6.0%
Development, completed (includes 142 homes for Bella Terra)	397	1	0.4%
Non-Residential / Other	N/A	N/A	3.0%
Joint Venture (3)(4)	9,915	37	9.8%

Sub-total, completed homes	51,068	178	100%

Under Development	1,834	6	—
Joint Venture Development	754	3	—

Total expected homes	53,656	187	100%

Balance Sheet Metrics (adjusted for non-recurring items)

	2Q 2013		2Q 2012
Interest Coverage Ratio	3.16	x	2.77	x
Fixed Charge Coverage Ratio	3.09	x	2.66	x
Leverage Ratio	38.6%		38.4%
Net Debt-to-EBITDA	6.9	x	6.3	x

Market Capitalization

	2Q 2013	% of Total
Total debt	$3,394,723	33.5%
Common stock equivalents (5)	6,724,597	66.5%

Total market capitalization	$10,119,320	100.0%

(1)	See Attachment 16 for definition and other terms.
(2)	Annualized for 2013.
(3)	Joint venture NOI is based on UDR’s pro rata share. Homes and communities at 100%.
(4)	Includes 15 homes for Domain College Park and 142 homes for Fiori.
(5)	Based on a common share price of $25.49 at June 30, 2013.

Attachment 1 UDR, Inc. Consolidated Statements of Operations (1) (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2013	2012	2013	2012
REVENUES:
Rental income (2)	$188,613	$177,475	$372,914	$349,717
Joint venture management and other fees	3,217	2,717	6,140	5,706

Total revenues	191,830	180,192	379,054	355,423

OPERATING EXPENSES:
Property operating and maintenance	36,758	35,607	72,219	69,996
Real estate taxes and insurance	23,202	21,535	46,726	42,446
Property management	5,187	4,880	10,255	9,617
Other operating expenses	1,807	1,434	3,450	2,817
Real estate depreciation and amortization	85,131	84,474	168,573	172,381
General and administrative	9,866	13,738	19,342	23,117
Hurricane-related (recoveries) charges, net	(2,772)	—	(5,793)	—
Other depreciation and amortization	1,138	1,017	2,284	1,935

Total operating expenses	160,317	162,685	317,056	322,309

Operating income	31,513	17,507	61,998	33,114
Income/(loss) from unconsolidated entities	515	(2,412)	(2,287)	(5,103)
Interest expense	(30,625)	(37,399)	(61,606)	(76,572)
Other debt (charges) benefits, net (3)	(178)	(4,143)	(178)	285

Total interest expense	(30,803)	(41,542)	(61,784)	(76,287)
Interest and other income, net	1,446	506	2,462	1,200

Income/(loss) before income taxes and discontinued operations	2,671	(25,941)	389	(47,076)
Tax benefit, net	2,683	2,818	4,656	2,818
Tax valuation allowance for RE3 (4)	—	—	—	22,876

Income/(loss) from continuing operations	5,354	(23,123)	5,045	(21,382)
Income from discontinued operations, net of tax	—	179,429	—	264,316

Net income	5,354	156,306	5,045	242,934
Net income attributable to redeemable noncontrolling interests in OP	(159)	(5,911)	(114)	(9,331)
Net income attributable to noncontrolling interests	(3)	(43)	(7)	(95)

Net income attributable to UDR, Inc.	5,192	150,352	4,924	233,508
Distributions to preferred stockholders—Series E (Convertible)	(931)	(931)	(1,862)	(1,862)
Distributions to preferred stockholders—Series G	—	(909)	—	(2,286)
Premium on preferred stock redemptions, net	—	(2,791)	—	(2,791)

Net income attributable to common stockholders	$4,261	$145,721	$3,062	$226,569

Income/(loss) per weighted average common share—basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.02	($0.12)	$0.01	($0.12)
Income from discontinued operations attributable to common stockholders	—	$0.74	—	$1.12
Net income attributable to common stockholders	$0.02	$0.62	$0.01	$0.99
Income/(loss) per weighted average common share—diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.02	($0.12)	$0.01	($0.12)
Income from discontinued operations attributable to common stockholders	—	$0.74	—	$1.12
Net income attributable to common stockholders	$0.02	$0.62	$0.01	$0.99
Common distributions declared per share	$0.235	$0.220	$0.470	$0.440
Weighted average number of common shares outstanding—basic	249,985	234,031	249,951	227,766
Weighted average number of common shares outstanding—diluted	251,406	234,031	251,353	227,766

(1)	See Attachment 16 for definitions and other terms.
(2)	Three and six months ended June 30, 2013 are impacted by $1.1 million and $2.5 million of lost rent due to business interruption related to Hurricane Sandy, respectively.
(3)	Includes prepayment penalties, write-off of deferred financing costs and fair market value adjustments on early debt extinguishment.
(4)	The net tax benefit from the one-time reversal of a valuation allowance from the Company’s taxable REIT subsidiary (“TRS”).

Attachment 2 UDR, Inc. Funds From Operations (1) (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2013	2012	2013	2012
Net income attributable to UDR, Inc.	$5,192	$150,352	$4,924	$233,508
Distributions to preferred stockholders	(931)	(1,840)	(1,862)	(4,148)
Real estate depreciation and amortization, including discontinued operations	85,131	84,474	168,573	178,721
Noncontrolling interest	162	5,954	121	9,426
Real estate depreciation and amortization on unconsolidated joint ventures	5,943	8,359	14,948	15,782
Net gain on the sale of depreciable property in discontinued operations, excluding TRS	—	(164,257)	—	(244,782)
Premium on preferred stock redemptions, net	—	(2,791)	—	(2,791)

Funds from operations (“FFO”)—basic	$95,497	$80,251	$186,704	$185,716

Distributions to preferred stockholders—Series E (Convertible)	931	931	1,862	1,862

FFO, diluted (2)	$96,428	$81,182	$188,566	$187,578

FFO per common share, basic	$0.37	$0.33	$0.72	$0.78

FFO per common share, diluted	$0.37	$0.33	$0.71	$0.78

Weighted average number of common shares and OP Units outstanding—basic	259,309	243,448	259,303	237,185

Weighted average number of common shares, OP Units, and common stock equivalents outstanding—diluted	263,766	247,832	263,741	241,549

Impact of adjustments to FFO:
Acquisition-related costs (including joint ventures)	—	173	—	779
Joint venture financing and acquisition fees	(218)	—	(218)	—
Costs/(benefit) associated with debt extinguishment and tender offer	178	4,143	178	(285)
Redemption of preferred stock	—	2,791	—	2,791
Gain on sale of TRS property/marketable securities	—	(7,749)	—	(7,749)
Severance costs and other restructuring expense	—	171	—	171
Reversal of deferred tax valuation allowance (2)	—	—	—	(22,876)
Hurricane-related recoveries, net	(2,772)	—	(5,606)	—

	$(2,812)	$(471)	$(5,646)	$(27,169)

FFO as Adjusted, diluted (2)	$93,616	$80,711	$182,920	$160,409

FFO as Adjusted per common share, diluted	$0.35	$0.33	$0.69	$0.66

Recurring capital expenditures	(12,224)	(12,154)	(18,986)	(19,888)

AFFO	$81,392	$68,557	$163,934	$140,521

AFFO per common share, diluted	$0.31	$0.28	$0.62	$0.58

(1)	See Attachment 16 for definitions and other terms.
(2)	During 2012, the tax benefit related to the reversal of a deferred tax valuation allowance was excluded from FFO and FFO as Adjusted. In order to be consistent with the FFO definition per NAREIT, we have modified our presentation to leave this benefit in 2012 FFO, and removed this benefit when computing FFO as Adjusted. As a result, 2012 YTD diluted FFO increased by $0.10 per share, and 2012 YTD FFO as Adjusted was unchanged.

Attachment 3 UDR, Inc. Consolidated Balance Sheets

	June 30,	December 31,
	2013	2012
In thousands, except share and per share amounts	(unaudited)	(audited)
ASSETS
Real estate owned:
Real estate held for investment	$7,582,981	$7,564,780
Less: accumulated depreciation	(2,070,403)	(1,923,429)

	5,512,578	5,641,351
Real estate under development
(net of accumulated depreciation of $1,246 and $1,253)	432,461	489,795

Total real estate owned, net of accumulated depreciation	5,945,039	6,131,146
Cash and cash equivalents	9,035	12,115
Restricted cash	24,843	23,561
Deferred financing costs, net	27,043	24,990
Notes receivable, net	66,700	64,006
Investment in and advances to unconsolidated joint ventures, net	533,335	477,631
Other assets	137,548	125,654

Total assets	$6,743,543	$6,859,103

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,385,034	$1,430,135
Unsecured debt	2,009,689	1,979,198
Real estate taxes payable	14,586	14,076
Accrued interest payable	29,598	30,937
Security deposits and prepaid rent	26,726	25,025
Distributions payable	61,906	57,915
Accounts payable, accrued expenses, and other liabilities	111,056	104,567

Total liabilities	3,638,595	3,641,853
Redeemable noncontrolling interests in operating partnership	237,653	223,418
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued and outstanding (2,803,812 shares at December 31, 2012)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized
250,742,325 shares issued and outstanding (250,139,408 shares at December 31, 2012)	2,507	2,501
Additional paid-in capital	4,104,200	4,098,882
Distributions in excess of net income	(1,279,095)	(1,143,781)
Accumulated other comprehensive loss, net	(7,811)	(11,257)

Total stockholders’ equity	2,866,372	2,992,916
Noncontrolling interest	923	916

Total equity	2,867,295	2,993,832

Total liabilities and equity	$6,743,543	$6,859,103

Attachment 4(A) UDR, Inc. Selected Financial Information(1) (Unaudited)

	2Q 2013 Weighted	June 30,
Common Stock Equivalents	Average	2013
Common shares	249,984,826	249,985,246
Stock options and restricted stock	1,420,846	1,468,983
Operating partnership units	7,572,131	7,571,702
Preferred operating partnership units	1,751,671	1,751,671
Convertible preferred Series E stock	3,035,548	3,035,548

Total common stock equivalents	263,765,022	263,813,150

Market Capitalization, In thousands	Balance	% of Total
Total debt	$3,394,723	33.5%
Common stock equivalents at $25.49 at June 30, 2013	6,724,597	66.5%

Total market capitalization	$10,119,320	100.0%

				Gross	% of
	Number of	2Q 2013 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,983	$88,327	68.7%	$5,846,303	72.9%
Encumbered assets	13,170	40,326	31.3%	2,170,385	27.1%

	41,153	$128,653	100.0%	$8,016,688	100.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(B) UDR, Inc. Selected Financial Information (Unaudited)

					Weighted	Weighted
					Average	Average Years
Debt Structure, In thousands		Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed	$1,078,925	(1)	31.8%	5.2%	4.5
	Floating	306,109	(2)	9.0%	1.4%	7.9

	Combined	1,385,034		40.8%	4.3%	5.2
Unsecured	Fixed	1,746,189	(3)	51.4%	4.5%	4.3
	Floating	263,500		7.8%	1.3%	4.5

	Combined	2,009,689		59.2%	4.1%	4.3
Total Debt	Fixed	2,825,114		83.2%	4.8%	4.4
	Floating	569,609		16.8%	1.4%	6.3

	Combined	$3,394,723		100.0%	4.2%	4.7

Debt Maturities, In thousands

			Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	of Total	Interest Rate
2013	$—		$—	$—		$—	—	—
2014	35,884	(4)	312,446	—		348,330	10.3%	5.3%
2015	199,278		324,977	—		524,255	15.3%	5.4%
2016	132,997	(5)	83,260	—		216,257	6.4%	5.0%
2017	256,496		—	228,500	(6)	484,996	14.3%	2.9%
2018	224,787		647,892	—		872,679	25.7%	3.5%
2019	322,183		—	—		322,183	9.5%	4.4%
2020	90,000		—	—		90,000	2.7%	4.0%
2021	—		—	—		—	—	—
2022	—		396,939	—		396,939	11.7%	4.7%
Thereafter	123,409		15,675	—		139,084	4.1%	2.6%

	$1,385,034		$1,781,189	$228,500		$3,394,723	100.0%	4.2%

Debt Maturities With Extensions, in thousands

		Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt	Debt	Credit Facility		Balance	of Total	Interest Rate
2013	$—	$—	$—		$—	—	—
2014	—	312,446	—		312,446	9.2%	5.3%
2015	235,162	324,977	—		560,139	16.5%	5.5%
2016	62,808	83,260	—		146,068	4.3%	4.5%
2017	326,685	—	—		326,685	9.6%	4.7%
2018	224,787	647,892	228,500	(6)	1,101,179	32.4%	3.1%
2019	322,183	—	—		322,183	9.5%	4.4%
2020	90,000	—	—		90,000	2.7%	4.0%
2021	—	—	—		—	—	—
2022	—	396,939	—		396,939	11.7%	4.7%
Thereafter	123,409	15,675	—		139,084	4.1%	2.6%

	$1,385,034	$1,781,189	$228,500		$3,394,723	100.0%	4.2%

(1)	Includes $104.8 million of floating rate debt that has been fixed using interest rate swaps at an average rate of 3.8%.
(2)	Includes $184.7 million of debt with an average interest cap of 6.1%.
(3)	Includes $315.0 million of debt that has been fixed using interest rate swaps at an average rate of 2.7%.
(4)	Includes $35.9 million of permanent financing with a one year extension at UDR’s option.
(5)	Includes $70.2 million permanent financing with a one-year extension at UDR’s option.
(6)	UDR’s $900 million line of credit has an initial term of four years, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility to $1.45 billion. The credit facility carries an interest rate equal to LIBOR plus a spread of 110 basis points and a facility fee of 20 basis points.

Attachment 4(C) UDR, Inc. Selected Financial Information (1) (Unaudited)

	Quarter Ended
Coverage Ratios	June 30, 2013
Net income attributable to UDR, Inc.	$5,192
Adjustments (includes continuing and discontinued operations):
Interest expense	30,803
Real estate depreciation and amortization	85,131
Real estate depreciation and amortization on unconsolidated joint ventures	5,943
Other depreciation and amortization	1,138
Noncontrolling interests	162
Income tax expense/(benefit)	(2,683)

EBITDA	$125,686

Joint venture financing and acquisition fees	(218)
Hurricane-related recoveries, net	(2,772)

EBITDA—adjusted for non-recurring items	$122,696

Annualized EBITDA—adjusted for non-recurring items	$490,784

Interest expense	$30,803
Capitalized interest expense	8,206

Total interest	$39,009
Costs associated with debt extinguishment	(178)

Total interest—adjusted for non-recurring items	$38,831
Preferred dividends	$931
Total debt	$3,394,723
Cash	9,035

Net debt	$3,385,688

Interest Coverage Ratio	3.22	x

Fixed Charge Coverage Ratio	3.15	x

Interest Coverage Ratio—adjusted for non-recurring items	3.16	x

Fixed Charge Coverage Ratio—adjusted for non-recurring items	3.09	x

Net Debt-to-EBITDA, adjusted for non-recurring items	6.9	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required		Actual	Compliance
Maximum Leverage Ratio	≤	60.0%	40.2%	Yes
Minimum Fixed Charge Coverage Ratio	≥	1.5	2.6	Yes
Maximum Secured Debt Ratio	≤	40.0%	20.4%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥	150.0%	312.7%	Yes

Senior Unsecured Note Covenants (3)	Required		Actual	Compliance
Debt as a percentage of Total Assets	≤	60.0%	38.6%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥	1.5	3.3	Yes
Secured Debt as a percentage of Total Assets	≤	40.0%	15.7%	Yes
Total Unencumbered Assets to Unsecured Debt	≥	150.0%	324.7%	Yes

Securities Ratings	Debt		Preferred	Outlook
Moody’s Investors Service		Baa2	Baa3	Positive
Standard & Poor’s		BBB	BB+	Stable

(1)	See Attachment 16 for definition and other terms.
(2)	As defined in our Credit Agreement dated October 25, 2011 as amended June 6, 2013.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5 UDR, Inc. Operating Information (1) (Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Revenues
Same-Store Communities	37,074	$157,307	$154,254	$153,117	$151,945	$149,574
Stabilized, Non-Mature Communities	1,429	8,568	7,994	8,187	8,329	7,540
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	2,253	14,166	13,588	13,817	13,753	14,053
Development Communities	397	1,248	704	138	32	90
Non-Residential / Other (2)(3)	—	7,324	7,761	7,186	7,707	6,218

Total	41,153	$188,613	$184,301	$182,445	$181,766	$177,475

Expenses
Same-Store Communities		$48,333	$48,153	$46,852	$49,141	$47,568
Stabilized, Non-Mature Communities		2,324	2,250	2,094	2,287	1,841
Acquired Communities		—	—	—	—	—
Redevelopment Communities		5,564	5,453	5,248	5,529	5,525
Development Communities		741	454	352	175	61
Non-Residential / Other (2)(3)		2,998	2,675	3,018	2,340	2,147

Total		$59,960	$58,985	$57,564	$59,472	$57,142

Net Operating Income
Same-Store Communities		$108,974	$106,101	$106,265	$102,804	$102,006
Stabilized, Non-Mature Communities		6,244	5,744	6,093	6,042	5,699
Acquired Communities		—	—	—	—	—
Redevelopment Communities		8,602	8,135	8,569	8,224	8,528
Development Communities		507	250	(214)	(143)	29
Non-Residential / Other (2)(3)		4,326	5,086	4,168	5,367	4,071

Total		$128,653	$125,316	$124,881	$122,294	$120,333

Operating Margin

Same-Store Communities		69.3%	68.8%	69.4%	67.7%	68.2%

Total Revenue Per Occupied Home
Same-Store Communities		$1,472	$1,451	$1,437	$1,425	$1,402
Stabilized, Non-Mature Communities		2,077	1,969	2,002	2,011	2,124
Acquired Communities		—	—	—	—	—
Redevelopment Communities		2,437	2,354	2,377	2,341	2,318
Development Communities		2,416	2,116	2,253	—	—
Other (2)		—	1,428	1,394	1,344	1,302

Total		$1,546	$1,514	$1,503	$1,490	$1,470

Average Physical Occupancy
Same-Store Communities		96.1%	95.6%	95.8%	95.9%	95.9%
Stabilized, Non-Mature Communities		96.2%	94.7%	95.4%	96.6%	96.9%
Acquired Communities		—	—	—	—	—
Redevelopment Communities		86.0%	85.4%	86.0%	86.9%	89.7%
Development Communities		46.1%	34.4%	28.1%	—	—
Other (2)		—	93.4%	93.6%	92.0%	80.9%

Total		95.0%	94.6%	95.1%	95.3%	94.9%

Return on Invested Capital

Same-Store Communities		7.3%	7.3%	7.0%	6.9%	6.9%

Sold and Held For Disposition Communities
Revenues		$—	$—	$—	$—	$13,215
Expenses		—	—	—	—	4,637

Net Operating Income		$—	$—	$—	$—	$8,578

(1)	See Attachment 16 for definition and other terms.
(2)	Includes Vitruvian Park® operating results. The assets were contributed to the Vitruvian Park® partnership in June 2013.
(3)	Primarily non-residential revenue and expense, straight-line adjustment for concessions and the Vitruvian Park® operations as noted in footnote 2 above.

Attachment 6 UDR, Inc. Same-Store Operating Expense Information (Dollars in Thousands) (Unaudited)

Year-Over-Year Comparison	% of 2Q 2013 SS Operating Expenses	2Q 2013	2Q 2012	% Change
Real estate taxes	34.0%	$16,441	$15,094	8.9%
Personnel	24.7%	11,936	11,245	6.1%
Utilities	15.7%	7,593	7,476	1.6%
Repair and maintenance	15.2%	7,354	8,333	-11.7%
Administrative and marketing	6.2%	2,996	3,228	-7.2%
Insurance	4.2%	2,013	2,192	-8.2%

Same-store operating expenses	100.0%	$48,333	$47,568	1.6%

Same-store Homes	37,074

Sequential Comparison	% of 2Q 2013 SS Operating Expenses	2Q 2013	1Q 2013	% Change
Real estate taxes	34.0%	$16,441	$16,392	0.3%
Personnel	24.7%	11,936	11,806	1.1%
Utilities	15.7%	7,593	7,924	-4.2%
Repair and maintenance	15.2%	7,354	6,930	6.1%
Administrative and marketing	6.2%	2,996	2,993	0.1%
Insurance	4.2%	2,013	2,108	-4.5%

Same-store operating expenses	100.0%	$48,333	$48,153	0.4%

Same-store Homes	37,074

Year-to-Date Comparison	% of YTD 2013 SS Operating Expenses	YTD 2013	YTD 2012	% Change
Real estate taxes	34.0%	$32,328	$29,584	9.3%
Personnel	24.6%	23,486	22,194	5.8%
Utilities	16.1%	15,304	14,999	2.0%
Repair and maintenance	14.8%	14,112	15,337	-8.0%
Administrative and marketing	6.2%	5,904	6,205	-4.9%
Insurance	4.3%	4,086	4,492	-9.0%

Same-store operating expenses	100.0%	$95,220	$92,811	2.6%

Same-store Homes	36,704

Attachment 7(A) UDR, Inc. Apartment Home Breakout (1) Portfolio Overview as of Quarter Ended June 30, 2013 (Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized(2)	Stabil. /Other(3)	Homes	Homes(4)	(incl. JV)(4)
West Region
San Francisco, CA	2,148	288	—	2,436	—	2,436
Orange County, CA	3,290	—	1,106	4,396	—	4,396
Seattle, WA	2,165	—	—	2,165	555	2,720
Los Angeles, CA	919	—	583	1,502	269	1,771
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Inland Empire, CA	654	—	—	654	—	654
Portland, OR	716	—	—	716	—	716
Sacramento, CA	914	—	—	914	—	914
San Diego, CA	366	—	—	366	307	673
	12,737	288	1,689	14,714	1,131	15,845
Mid-Atlantic Region
Metropolitan DC	4,313	—	255	4,568	889	5,457
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	1,438	—		1,438	—	1,438
Other Mid-Atlantic	168	—	—	168	—	168
	9,578	—	255	9,833	1,268	11,101
Southeast Region
Tampa, FL	3,452	—	—	3,452	—	3,452
Orlando, FL	3,167	—	—	3,167	—	3,167
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	9,515	—	—	9,515	—	9,515
Northeast Region
New York, NY	700	508	706	1,914	710	2,624
Boston, MA	1,179	—	—	1,179	1,542	2,721
Philadelphia, PA	—	—	—	—	290	290
	1,879	508	706	3,093	2,542	5,635
Southwest Region
Dallas, TX	2,725	—	—	2,725	3,308	6,033
Austin, TX	640	633	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,365	633	—	3,998	4,974	8,972

Totals	37,074	1,429	2,650	41,153	9,915	51,068

Communities (5)	133	4	4	141	37	178

Total Homes (incl. joint ventures)(4)			51,068
Homes in Development, Excluding Completed Homes (6)
Current Pipeline Wholly-Owned			1,834
Current Pipeline Joint Venture (7)			754

Total expected homes (including development)			53,656

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5.
(4)	Represents joint venture homes at 100 percent. See Attachment 12 for UDR’s joint venture and partnership ownership interests.
(5)	27 Seventy Five Mesa Verde was previously disclosed as three communities. See Attachment 7(B).
(6)	See Attachment 9 for detail of our development communities.
(7)	Represents joint venture homes at 100 percent. See Attachment 9 for UDR’s development joint venture and partnership ownership interests.

Attachment 7(B) UDR, Inc. Non-Mature Home Summary (1) Portfolio Overview as of Quarter Ended June 30, 2013 (Unaudited)

Non-Mature Home Breakout—By Region (excludes homes that are currently under development)

		# of	Same-Store
Community	Category	Homes	Date
West Region
Orange County, CA
27 Seventy Five Mesa Verde (2)	Redevelopment	964	3Q15
The Residences at Bella Terra (3)	Development	142	TBD
San Francisco, CA
CitySouth	Stabilized, Non-Mature	288	3Q13
Los Angeles, CA
The Westerly on Lincoln	Redevelopment	583	3Q14
Mid-Atlantic Region
Metropolitan D.C.
Capitol View on 14th	Development	255	TBD

		# of	Same-Store
Community	Category	Homes	Date
Northeast Region
New York, NY
95 Wall (4)	Stabilized, Non-Mature	508	2Q14
Rivergate	Redevelopment	706	4Q15
Southwest Region
Austin, TX
Lakeline Villas	Stabilized, Non-Mature	309	3Q13
Red Stone Ranch	Stabilized, Non-Mature	324	3Q13

Total		4,079

Non-Mature Home Breakout—By Date (Quarter Indicates Date of Same-Store Inclusion)

		# of
Date & Community	Category	Homes
3Q13
CitySouth	Stabilized, Non-Mature	288
Lakeline Villas	Stabilized, Non-Mature	309
Red Stone Ranch	Stabilized, Non-Mature	324

		921

2Q14
95 Wall (4)	Stabilized, Non-Mature	508
3Q14
The Westerly on Lincoln	Redevelopment	583

		# of
Date & Community	Category	Homes
3Q15
27 Seventy Five Mesa Verde	Redevelopment	964
4Q15
Rivergate	Redevelopment	706
Non-Stabilized Developments
Capitol View on 14th		255
The Residences at Bella Terra (3)		142

Total		4,079

Non-Mature Home Sequential Change For the Most Recent Quarter

	Category		# of Homes
Community	From	To	in 2Q 2013
Bay Terrace	Stabilized, Non-Mature	2Q Mature	(120)
Barton Creek Landing	Stabilized, Non-Mature	2Q Mature	(250)
Savoye[2]	Stabilized, Non-Mature	Joint Venture	(347)
The Residences at Bella Terra (3)	Development	Development	142

Net Change			(575)

Number of Non-Mature Homes

	6/30/13	3/31/13	Change
Stabilized, Non-Mature	1,429	2,146	(717)
Redevelopment	2,253	2,253	—
Development	397	255	142

Total Non-Mature	4,079	4,654	(575)

(1)	See Attachment 16 for definitions and other terms.
(2)	Communities were combined in 1Q 2013. Formerly known as Pine Brook Village I & II and Villa Venetia.
(3)	Community completed development of 142 homes in Q2 2013.
(4)	Property results were affected by Hurricane Sandy, therefore the same-store date was adjusted.

Attachment 7(C) UDR, Inc. Total Revenue Per Occupied Home Summary (1) Portfolio Overview as of Quarter Ended June 30, 2013 (Unaudited)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized(2)	Stabilized (3)	Homes	Homes(4)	(incl. pro rata JV)(4)
West Region
San Francisco, CA	$2,617	$2,326	$—	$2,583	$—	$2,583
Orange County, CA	1,680	—	1,711	1,686	—	1,686
Seattle, WA	1,490	—	—	1,490	3,087	1,668
Los Angeles, CA	2,099	—	2,082	2,093	4,013	2,144
Monterey Peninsula, CA	1,170	—	—	1,170	—	1,170
Inland Empire, CA	1,446	—	—	1,446	—	1,446
Portland, OR	1,093	—	—	1,093	—	1,093
Sacramento, CA	903	—	—	903	—	903
San Diego, CA	1,538	—	—	1,538	3,070	1,851
Mid-Atlantic Region
Metropolitan DC	1,809	—	2,499	1,834	2,559	1,867
Baltimore, MD	1,445	—	—	1,445	1,707	1,449
Richmond, VA	1,189	—	—	1,189	—	1,189
Norfolk, VA	1,009	—	—	1,009	—	1,009
Other Mid-Atlantic	1,012	—	—	1,012	—	1,012
Southeast Region
Tampa, FL	1,090	—	—	1,090	—	1,090
Orlando, FL	1,003	—	—	1,003	—	1,003
Nashville, TN	999	—	—	999	—	999
Other Florida	1,303	—	—	1,303	—	1,303
Northeast Region
New York, NY	3,565	3,336	3,591	3,513	4,309	3,638
Boston, MA	2,117	—	—	2,117	2,077	2,102
Philadelphia, PA	—	—	—	—	2,953	2,953
Southwest Region
Dallas, TX	1,084	—	—	1,084	1,247	1,123
Austin, TX	1,413	970	—	1,193	3,892	1,443
Other Southwest	—	—	—	—	1,474	1,474

Weighted Average	$1,472	$2,077	$2,436	$1,546	$2,315	$1,602

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5.
(4)	Represents joint ventures at UDR’s pro-rata ownership interests. See Attachment 12 for UDR’s joint venture and partnership ownership interests.

Attachment 7(D) UDR, Inc. Net Operating Income Breakout By Market (1) June 30, 2013 (Dollars in Thousands) (Unaudited)

	Three Months Ended June 30, 2013
	Same-Store	Non Same-Store(2)	Pro-Rata Share of JVs(3)	Total
Net Operating Income	$108,974	$19,679	$13,964	$142,617

	Three Months Ended June 30, 2013
	As a % of NOI
	Same-Store	Total
West Region
San Francisco, CA	11.3%	9.9%
Orange County, CA	10.3%	9.7%
Seattle, WA	5.9%	6.5%
Los Angeles, CA	3.6%	4.6%
Monterey Peninsula, CA	3.3%	2.6%
Inland Empire, CA	1.7%	1.3%
Portland, OR	1.4%	1.1%
Sacramento, CA	1.4%	1.0%
San Diego, CA	1.1%	1.0%

	40.0%	37.7%
Mid-Atlantic Region
Metropolitan DC	14.4%	12.8%
Baltimore, MD	6.3%	4.9%
Richmond, VA	3.2%	2.5%
Norfolk, VA	2.5%	1.9%
Other Mid-Atlantic	0.3%	0.3%

	26.7%	22.4%

	Three Months Ended June 30, 2013
	As a % of NOI
Region	Same-Store	Total
Southeast Region
Tampa, FL	6.3%	4.9%
Orlando, FL	5.5%	4.2%
Nashville, TN	4.1%	3.2%
Other Florida	1.3%	1.0%

	17.2%	13.3%
Northeast Region
New York, NY	5.1%	12.3%
Boston, MA	4.8%	5.9%
Philadelphia, PA	0.0%	0.7%

	9.9%	18.9%
Southwest Region
Dallas, TX	4.8%	4.8%
Austin, TX	1.4%	2.6%
Other Southwest	0.0%	0.3%

	6.2%	7.7%

Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Held for Disposition Communities.
(3)	Includes UDR’s pro rata share of joint venture and partnership net operating income.

Attachment 8(A) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Prior Year Quarter June 30, 2013

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2013 NOI	2Q 13	2Q 12	Change	2Q 13	2Q 12	Change
West Region
San Francisco, CA	2,148	11.3%	97.1%	96.0%	1.1%	$2,617	$2,442	7.2%
Orange County, CA	3,290	10.3%	94.8%	95.1%	-0.3%	1,680	1,619	3.8%
Seattle, WA	2,165	5.9%	96.4%	96.2%	0.2%	1,490	1,401	6.4%
Los Angeles, CA	919	3.6%	95.9%	95.4%	0.5%	2,099	2,017	4.1%
Monterey Peninsula, CA	1,565	3.3%	94.6%	95.1%	-0.5%	1,170	1,108	5.6%
Inland Empire, CA	654	1.7%	94.3%	94.3%	0.0%	1,446	1,446	0.0%
Portland, OR	716	1.4%	97.4%	95.1%	2.3%	1,093	1,040	5.1%
Sacramento, CA	914	1.4%	92.4%	93.4%	-1.0%	903	884	2.1%
San Diego, CA	366	1.1%	96.3%	94.9%	1.4%	1,538	1,421	8.2%

	12,737	40.0%	95.5%	95.3%	0.2%	1,673	1,589	5.3%
Mid-Atlantic Region
Metropolitan DC	4,313	14.4%	97.2%	97.3%	-0.1%	1,809	1,737	4.1%
Baltimore, MD	2,301	6.3%	96.3%	96.6%	-0.3%	1,445	1,426	1.3%
Richmond, VA	1,358	3.2%	96.5%	95.6%	0.9%	1,189	1,164	2.1%
Norfolk, VA	1,438	2.5%	93.8%	94.8%	-1.0%	1,009	990	1.9%
Other Mid-Atlantic	168	0.3%	96.9%	96.0%	0.9%	1,012	986	2.6%

	9,578	26.7%	96.4%	96.5%	-0.1%	1,502	1,458	3.0%
Southeast Region
Tampa, FL	3,452	6.3%	95.8%	95.5%	0.3%	1,090	1,036	5.2%
Orlando, FL	3,167	5.5%	96.2%	95.3%	0.9%	1,003	960	4.5%
Nashville, TN	2,260	4.1%	97.1%	97.1%	0.0%	999	938	6.5%
Other Florida	636	1.3%	95.2%	94.2%	1.0%	1,303	1,256	3.7%

	9,515	17.2%	96.2%	95.8%	0.4%	1,054	1,001	5.3%
Northeast Region
New York, NY	700	5.1%	97.5%	97.4%	0.1%	3,565	3,365	5.9%
Boston, MA	1,179	4.8%	97.0%	96.5%	0.5%	2,117	1,924	10.0%

	1,879	9.9%	97.2%	96.8%	0.4%	2,658	2,465	7.8%
Southwest Region
Dallas, TX	2,725	4.8%	96.4%	96.1%	0.3%	1,084	1,022	6.1%
Austin, TX	640	1.4%	96.6%	96.9%	-0.3%	1,413	1,311	7.8%

	3,365	6.2%	96.4%	96.3%	0.1%	1,147	1,077	6.5%

Total/Weighted Avg.	37,074	100%	96.1%	95.9%	0.2%	$1,472	$1,402	5.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Prior Year Quarter June 30, 2013 (Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 13	2Q 12	Change	2Q 13	2Q 12	Change	2Q 13	2Q 12	Change
West Region
San Francisco, CA	2,148	$16,376	$15,105	8.4%	$4,112	$3,916	5.0%	$12,264	$11,189	9.6%
Orange County, CA	3,290	15,717	15,197	3.4%	4,448	4,390	1.3%	11,269	10,807	4.3%
Seattle, WA	2,165	9,332	8,752	6.6%	2,941	2,782	5.7%	6,391	5,970	7.1%
Los Angeles, CA	919	5,549	5,305	4.6%	1,633	1,984	-17.7%	3,916	3,321	17.9%
Monterey Peninsula, CA	1,565	5,197	4,946	5.1%	1,575	1,510	4.3%	3,622	3,436	5.4%
Inland Empire, CA	654	2,676	2,676	0.0%	840	795	5.7%	1,836	1,881	-2.4%
Portland, OR	716	2,286	2,125	7.6%	763	715	6.7%	1,523	1,410	8.0%
Sacramento, CA	914	2,288	2,265	1.0%	813	805	1.0%	1,475	1,460	1.0%
San Diego, CA	366	1,626	1,481	9.8%	474	520	-8.8%	1,152	961	19.9%

	12,737	61,047	57,852	5.5%	17,599	17,417	1.0%	43,448	40,435	7.5%
Mid-Atlantic Region
Metropolitan DC	4,313	22,746	21,865	4.0%	7,079	6,963	1.7%	15,667	14,902	5.1%
Baltimore, MD	2,301	9,605	9,509	1.0%	2,785	2,806	-0.7%	6,820	6,703	1.7%
Richmond, VA	1,358	4,673	4,535	3.0%	1,158	1,116	3.8%	3,515	3,419	2.8%
Norfolk, VA	1,438	4,082	4,050	0.8%	1,365	1,316	3.7%	2,717	2,734	-0.6%
Other Mid-Atlantic	168	494	477	3.6%	164	172	-4.7%	330	305	8.2%

	9,578	41,600	40,436	2.9%	12,551	12,373	1.4%	29,049	28,063	3.5%
Southeast Region
Tampa, FL	3,452	10,818	10,242	5.6%	3,920	3,801	3.1%	6,898	6,441	7.1%
Orlando, FL	3,167	9,170	8,689	5.5%	3,217	3,023	6.4%	5,953	5,666	5.1%
Nashville, TN	2,260	6,580	6,175	6.6%	2,090	1,930	8.3%	4,490	4,245	5.8%
Other Florida	636	2,366	2,258	4.8%	895	846	5.8%	1,471	1,412	4.2%

	9,515	28,934	27,364	5.7%	10,122	9,600	5.4%	18,812	17,764	5.9%
Northeast Region
New York, NY	700	7,300	6,884	6.0%	1,778	1,748	1.7%	5,522	5,136	7.5%
Boston, MA	1,179	7,264	6,566	10.6%	2,087	1,977	5.6%	5,177	4,589	12.8%

	1,879	14,564	13,450	8.3%	3,865	3,725	3.8%	10,699	9,725	10.0%
Southwest Region
Dallas, TX	2,725	8,540	8,032	6.3%	3,207	3,321	-3.4%	5,333	4,711	13.2%
Austin, TX	640	2,622	2,440	7.5%	989	1,132	-12.6%	1,633	1,308	24.8%

	3,365	11,162	10,472	6.6%	4,196	4,453	-5.8%	6,966	6,019	15.7%

Totals	37,074	$157,307	$149,574	5.2%	$48,333	$47,568	1.6%	$108,974	$102,006	6.8%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Last Quarter June 30, 2013 (Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 13	1Q 13	Change	2Q 13	1Q 13	Change
West Region
San Francisco, CA	2,148	97.1%	95.8%	1.3%	$2,617	$2,556	2.4%
Orange County, CA	3,290	94.8%	94.6%	0.2%	1,680	1,659	1.3%
Seattle, WA	2,165	96.4%	95.9%	0.5%	1,490	1,465	1.7%
Los Angeles, CA	919	95.9%	95.1%	0.8%	2,099	2,079	1.0%
Monterey Peninsula, CA	1,565	94.6%	89.6%	5.0%	1,170	1,122	4.3%
Inland Empire, CA	654	94.3%	94.4%	-0.1%	1,446	1,442	0.3%
Portland, OR	716	97.4%	96.1%	1.3%	1,093	1,073	1.9%
Sacramento, CA	914	92.4%	91.1%	1.3%	903	917	-1.5%
San Diego, CA	366	96.3%	94.1%	2.2%	1,538	1,462	5.2%

	12,737	95.5%	94.3%	1.2%	1,673	1,644	1.8%
Mid-Atlantic Region
Metropolitan DC	4,313	97.2%	96.9%	0.3%	1,809	1,795	0.8%
Baltimore, MD	2,301	96.3%	96.5%	-0.2%	1,445	1,441	0.3%
Richmond, VA	1,358	96.5%	96.6%	-0.1%	1,189	1,179	0.8%
Norfolk, VA	1,438	93.8%	94.0%	-0.2%	1,009	1,016	-0.7%
Other Mid-Atlantic	168	96.9%	96.8%	0.1%	1,012	991	2.1%

	9,578	96.4%	96.3%	0.1%	1,502	1,494	0.5%
Southeast Region
Tampa, FL	3,452	95.8%	96.5%	-0.7%	1,090	1,080	0.9%
Orlando, FL	3,167	96.2%	95.7%	0.5%	1,003	989	1.4%
Nashville, TN	2,260	97.1%	96.6%	0.5%	999	978	2.1%
Other Florida	636	95.2%	95.8%	-0.6%	1,303	1,284	1.5%

	9,515	96.2%	96.2%	0.0%	1,054	1,039	1.4%
Northeast Region
New York, NY	700	97.5%	95.8%	1.7%	3,565	3,509	1.6%
Boston, MA	1,179	97.0%	96.0%	1.0%	2,117	2,073	2.1%

	1,879	97.2%	95.9%	1.3%	2,658	2,608	1.9%
Southwest Region
Dallas, TX	2,725	96.4%	96.5%	-0.1%	1,084	1,067	1.6%
Austin, TX	640	96.6%	96.6%	0.0%	1,413	1,394	1.4%

	3,365	96.4%	96.5%	-0.1%	1,147	1,130	1.5%

Total/Weighted Avg.	37,074	96.1%	95.6%	0.5%	$1,472	$1,451	1.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Quarter vs. Last Quarter June 30, 2013 (Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 13	1Q 13	Change	2Q 13	1Q 13	Change	2Q 13	1Q 13	Change
West Region
San Francisco, CA	2,148	$16,376	$15,780	3.8%	$4,112	$4,064	1.2%	$12,264	$11,716	4.7%
Orange County, CA	3,290	15,717	15,494	1.4%	4,448	4,169	6.7%	11,269	11,325	-0.5%
Seattle, WA	2,165	9,332	9,124	2.3%	2,941	2,940	0.0%	6,391	6,184	3.3%
Los Angeles, CA	919	5,549	5,451	1.8%	1,633	1,821	-10.3%	3,916	3,630	7.9%
Monterey Peninsula, CA	1,565	5,197	4,720	10.1%	1,575	1,638	-3.8%	3,622	3,082	17.5%
Inland Empire, CA	654	2,676	2,670	0.2%	840	807	4.1%	1,836	1,863	-1.4%
Portland, OR	716	2,286	2,214	3.3%	763	686	11.2%	1,523	1,528	-0.3%
Sacramento, CA	914	2,288	2,290	-0.1%	813	785	3.6%	1,475	1,505	-2.0%
San Diego, CA	366	1,626	1,510	7.7%	474	484	-2.1%	1,152	1,026	12.3%

	12,737	61,047	59,253	3.0%	17,599	17,394	1.2%	43,448	41,859	3.8%
Mid-Atlantic Region
Metropolitan DC	4,313	22,746	22,507	1.1%	7,079	7,160	-1.1%	15,667	15,347	2.1%
Baltimore, MD	2,301	9,605	9,599	0.1%	2,785	2,750	1.3%	6,820	6,849	-0.4%
Richmond, VA	1,358	4,673	4,642	0.7%	1,158	1,165	-0.6%	3,515	3,477	1.1%
Norfolk, VA	1,438	4,082	4,119	-0.9%	1,365	1,343	1.6%	2,717	2,776	-2.1%
Other Mid-Atlantic	168	494	484	2.1%	164	171	-4.1%	330	313	5.4%

	9,578	41,600	41,351	0.6%	12,551	12,589	-0.3%	29,049	28,762	1.0%
Southeast Region
Tampa, FL	3,452	10,818	10,795	0.2%	3,920	3,890	0.8%	6,898	6,905	-0.1%
Orlando, FL	3,167	9,170	8,997	1.9%	3,217	3,132	2.7%	5,953	5,865	1.5%
Nashville, TN	2,260	6,580	6,405	2.7%	2,090	2,022	3.4%	4,490	4,383	2.4%
Other Florida	636	2,366	2,347	0.8%	895	795	12.6%	1,471	1,552	-5.2%

	9,515	28,934	28,544	1.4%	10,122	9,839	2.9%	18,812	18,705	0.6%
Northeast Region
New York, NY	700	7,300	7,060	3.4%	1,778	1,670	6.5%	5,522	5,390	2.4%
Boston, MA	1,179	7,264	7,039	3.2%	2,087	2,358	-11.5%	5,177	4,681	10.6%

	1,879	14,564	14,099	3.3%	3,865	4,028	-4.0%	10,699	10,071	6.2%
Southwest Region
Dallas, TX	2,725	8,540	8,420	1.4%	3,207	3,274	-2.0%	5,333	5,146	3.6%
Austin, TX	640	2,622	2,587	1.4%	989	1,029	-3.9%	1,633	1,558	4.8%

	3,365	11,162	11,007	1.4%	4,196	4,303	-2.5%	6,966	6,704	3.9%

Total	37,074	$157,307	$154,254	2.0%	$48,333	$48,153	0.4%	$108,974	$106,101	2.7%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Year-to-Date vs. Prior Year-to-Date June 30, 2013 (Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2013 NOI	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change
West Region
San Francisco, CA	2,028	10.8%	96.4%	95.9%	0.5%	$2,608	$2,432	7.2%
Orange County, CA	3,290	10.7%	94.7%	94.9%	-0.2%	1,670	1,606	4.0%
Seattle, WA	2,165	5.9%	96.2%	95.9%	0.3%	1,477	1,392	6.1%
Los Angeles, CA	919	3.5%	95.5%	95.0%	0.5%	2,089	2,001	4.4%
Monterey Peninsula, CA	1,565	3.2%	92.1%	93.5%	-1.4%	1,147	1,088	5.4%
Inland Empire, CA	654	1.7%	94.4%	94.6%	-0.2%	1,443	1,431	0.8%
Portland, OR	716	1.4%	96.7%	94.4%	2.3%	1,083	1,033	4.8%
Sacramento, CA	914	1.4%	91.8%	92.3%	-0.5%	909	889	2.2%
San Diego, CA	366	1.0%	95.2%	94.5%	0.7%	1,500	1,400	7.1%

	12,617	39.6%	94.9%	94.8%	0.1%	1,653	1,571	5.2%
Mid-Atlantic Region
Metropolitan DC	4,313	14.6%	97.0%	96.9%	0.1%	1,803	1,724	4.6%
Baltimore, MD	2,301	6.4%	96.4%	96.7%	-0.3%	1,443	1,417	1.8%
Richmond, VA	1,358	3.3%	96.6%	95.1%	1.5%	1,183	1,162	1.8%
Norfolk, VA	1,438	2.6%	93.9%	94.8%	-0.9%	1,012	988	2.4%
Other Mid-Atlantic	168	0.3%	96.8%	94.6%	2.2%	1,002	990	1.2%

	9,578	27.2%	96.3%	96.2%	0.1%	1,499	1,450	3.4%
Southeast Region
Tampa, FL	3,452	6.5%	96.2%	95.8%	0.4%	1,085	1,027	5.6%
Orlando, FL	3,167	5.6%	95.9%	95.4%	0.5%	997	953	4.6%
Nashville, TN	2,260	4.2%	96.8%	97.1%	-0.3%	989	928	6.6%
Other Florida	636	1.4%	95.5%	94.5%	1.0%	1,293	1,248	3.6%

	9,515	17.7%	96.2%	95.9%	0.3%	1,047	993	5.4%
Northeast Region
New York, NY	700	5.1%	96.6%	97.8%	-1.2%	3,539	3,285	7.7%
Boston, MA	1,179	4.6%	96.5%	96.3%	0.2%	2,095	1,923	8.9%

	1,879	9.7%	96.6%	96.9%	-0.3%	2,632	2,434	8.1%
Southwest Region
Dallas, TX	2,725	4.9%	96.5%	96.1%	0.4%	1,075	1,009	6.5%
Austin, TX	390	0.9%	96.8%	96.1%	0.7%	1,331	1,244	7.0%

	3,115	5.8%	96.5%	96.1%	0.4%	1,107	1,038	6.6%

Total/Weighted Avg.	36,704	100%	95.8%	95.7%	0.1%	$1,459	$1,388	5.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F) UDR, Inc. Same-Store Operating Information By Major Market (1) Current Year-to-Date vs. Prior Year-to-Date June 30, 2013 (Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change	YTD 13	YTD 12	Change
West Region
San Francisco, CA	2,028	$30,590	$28,378	7.8%	$7,749	$7,403	4.7%	$22,841	$20,975	8.9%
Orange County, CA	3,290	31,211	30,083	3.7%	8,617	8,760	-1.6%	22,594	21,323	6.0%
Seattle, WA	2,165	18,456	17,344	6.4%	5,881	5,418	8.5%	12,575	11,926	5.4%
Los Angeles, CA	919	11,000	10,483	4.9%	3,454	3,830	-9.8%	7,546	6,653	13.4%
Monterey Peninsula, CA	1,565	9,917	9,555	3.8%	3,213	2,992	7.4%	6,704	6,563	2.1%
Inland Empire, CA	654	5,346	5,311	0.7%	1,647	1,636	0.7%	3,699	3,675	0.7%
Portland, OR	716	4,500	4,187	7.5%	1,449	1,400	3.5%	3,051	2,787	9.5%
Sacramento, CA	914	4,578	4,502	1.7%	1,598	1,575	1.5%	2,980	2,927	1.8%
San Diego, CA	366	3,136	2,908	7.8%	958	1,054	-9.1%	2,178	1,854	17.5%

	12,617	118,734	112,751	5.3%	34,566	34,068	1.5%	84,168	78,683	7.0%
Mid-Atlantic Region
Metropolitan DC	4,313	45,253	43,220	4.7%	14,239	13,780	3.3%	31,014	29,440	5.3%
Baltimore, MD	2,301	19,204	18,912	1.5%	5,535	5,539	-0.1%	13,669	13,373	2.2%
Richmond, VA	1,358	9,315	9,001	3.5%	2,323	2,255	3.0%	6,992	6,746	3.6%
Norfolk, VA	1,438	8,201	8,084	1.4%	2,708	2,626	3.1%	5,493	5,458	0.6%
Other Mid-Atlantic	168	978	944	3.6%	335	333	0.6%	643	611	5.2%

	9,578	82,951	80,161	3.5%	25,140	24,533	2.5%	57,811	55,628	3.9%
Southeast Region
Tampa, FL	3,452	21,613	20,380	6.1%	7,810	7,478	4.4%	13,803	12,902	7.0%
Orlando, FL	3,167	18,167	17,272	5.2%	6,349	5,976	6.2%	11,818	11,296	4.6%
Nashville, TN	2,260	12,985	12,225	6.2%	4,112	3,940	4.4%	8,873	8,285	7.1%
Other Florida	636	4,713	4,500	4.7%	1,690	1,625	4.0%	3,023	2,875	5.1%

	9,515	57,478	54,377	5.7%	19,961	19,019	5.0%	37,517	35,358	6.1%
Northeast Region
New York, NY	700	14,360	13,495	6.4%	3,448	3,447	0.0%	10,912	10,048	8.6%
Boston, MA	1,179	14,303	13,098	9.2%	4,445	4,120	7.9%	9,858	8,978	9.8%

	1,879	28,663	26,593	7.8%	7,893	7,567	4.3%	20,770	19,026	9.2%
Southwest Region
Dallas, TX	2,725	16,960	15,852	7.0%	6,481	6,398	1.3%	10,479	9,454	10.8%
Austin, TX	390	3,015	2,797	7.8%	1,179	1,226	-3.8%	1,836	1,571	16.9%

	3,115	19,975	18,649	7.1%	7,660	7,624	0.5%	12,315	11,025	11.7%

Total	36,704	$307,801	$292,531	5.2%	$95,220	$92,811	2.6%	$212,581	$199,720	6.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G) UDR, Inc. Same-Store Operating Information By Major Market (1) June 30, 2013 (Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	2Q 2013	2Q 2013	2Q 2013	2Q 2012	YTD 2013	YTD 2012
West Region
Orange County, CA	3.8%	5.0%	67.2%	64.6%	60.9%	57.1%
San Francisco, CA	10.1%	6.3%	55.8%	65.4%	51.5%	57.7%
Seattle, WA	5.6%	5.7%	62.6%	59.5%	55.4%	54.9%
Los Angeles, CA	4.3%	4.6%	60.2%	60.7%	55.1%	54.2%
Monterey Peninsula, CA	4.6%	3.3%	44.1%	60.7%	47.4%	63.4%
Inland Empire, CA	0.0%	5.0%	64.4%	61.3%	58.0%	55.8%
Portland, OR	8.0%	5.9%	59.9%	65.5%	51.8%	61.4%
Sacramento, CA	1.7%	6.1%	57.9%	67.1%	56.5%	62.9%
San Diego, CA	8.9%	9.9%	62.5%	69.0%	74.4%	67.8%

	5.7%	5.5%	59.8%	63.3%	55.8%	58.3%
Mid-Atlantic Region
Metropolitan DC	1.5%	4.9%	44.6%	45.6%	41.1%	41.4%
Baltimore, MD	-0.8%	5.5%	53.3%	54.9%	48.9%	47.7%
Richmond, VA	3.7%	3.0%	60.0%	73.0%	52.9%	62.7%
Norfolk, VA	-1.3%	2.9%	66.4%	58.3%	59.3%	55.1%
Other Mid-Atlantic	23.8%	5.6%	66.8%	88.3%	52.8%	66.0%

	1.1%	4.6%	52.6%	54.4%	47.6%	48.4%
Southeast Region
Tampa, FL	3.1%	6.4%	53.0%	56.8%	45.6%	49.8%
Orlando, FL	4.0%	5.2%	50.0%	57.2%	47.6%	51.2%
Nashville, TN	4.0%	4.4%	59.1%	52.5%	53.9%	48.1%
Other Florida	-0.6%	6.0%	58.0%	63.7%	51.0%	53.0%

	3.2%	5.4%	53.8%	56.4%	48.6%	50.1%
Northeast Region
New York, NY	6.0%	5.3%	44.7%	53.9%	38.0%	42.9%
Boston, MA	8.7%	7.7%	42.9%	44.6%	41.6%	42.8%

	7.2%	6.4%	43.5%	48.0%	40.2%	42.8%
Southwest Region
Dallas, TX	5.6%	5.5%	58.4%	52.8%	52.3%	51.6%
Austin, TX	3.8%	6.2%	54.5%	66.4%	52.2%	60.0%

	5.2%	5.6%	57.7%	55.4%	52.3%	52.6%
Total/Weighted Avg.	4.3%	5.4%	55.4%	57.7%	50.7%	52.3%

Percentage of Total Repriced Homes	55.0%	45.0%

	2Q 2013	2Q 2012
Total Combined New and Renewal Lease Rate Growth	4.8%	5.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 9 UDR, Inc. Development Summary (1) June 30, 2013 (Dollars in Thousands) (Unaudited)

Wholly-Owned

								Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost			Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
The Residences at Bella Terra	Huntington Beach, CA	467	142	$128,448	$150,000	$321	(2)	4Q 11	2Q 13	4Q 13	43.9%	15.9%
Channel @ Mission Bay	San Francisco, CA	315	—	110,347	145,000	460	(3)	4Q 10	4Q 13	4Q 13	—	—
Los Alisos	Mission Viejo, CA	320	—	60,230	87,050	272		2Q 11	3Q 13	4Q 13	0.6%	0.0%
The Calvert (4)	Alexandria, VA	332	—	59,351	132,000	398		3Q 11	1Q 14	2Q 14	—	—
Beach Walk	Huntington Beach, CA	173	—	18,402	50,700	293		3Q 12	2Q 14	3Q 14	—	—
Pier 4	Boston, MA	369	—	56,929	217,700	590	(5)	4Q 12	1Q 15	2Q 15	—	—

Total		1,976	142	$433,707	$782,450	$396

Completed Projects, Non-Stabilized
Capitol View on 14th	Washington, DC	255	255	$122,074	$126,100	$495	(6)	4Q 10	4Q 12	1Q 13	83.1%	81.2%
Completed Projects, Stabilized During Quarter (7)
N/A	N/A	—	—	$—	$—	$—		N/A	N/A	N/A

Total—Wholly Owned		2,231	397	$555,781	$908,550	$407

Net Operating Income From Wholly-Owned Projects								Capitalized Interest for Current Development Projects

		2Q 2013							2Q 13	2Q 12	YTD 13	YTD 12
Projects Under Construction		$(254)							$4,219	$2,403	$8,331	$4,386
Completed, Non-Stabilized		761
Completed, Stabilized During Quarter (7)		—

Total		$507

Unconsolidated Joint Ventures and Partnerships

									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date	Cost		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Fiori on Vitruvian Park®	Addison, TX	50%	391	142	$92,433	$98,350		$43,644	3Q 11	2Q 13	4Q 13	22.3%	11.0%
13th & Market	San Diego, CA	95%	264	—	54,236	75,500	(8)	19,829	2Q 11	4Q 13	1Q 14	—	—
Domain College Park	College Park, MD	95%	256	15	49,862	65,100	(9)	20,044	2Q 11	2Q 13	1Q 14	26.6%	2.7%

Total			911	157	$196,531	$238,950		$83,517

Completed Projects, Non-Stabilized
N/A	N/A	—	—	—	—	—		—	—	—	—	—	—
Completed Projects, Stabilized During Quarter
N/A	N/A	—	—	—	—	—		—	—	—	—	—	—

Total—Unconsolidated Joint Ventures and Partnerships			911	157	$196,531	$238,950

Projected Weighted Average Stabilized Yield of Development Projects: 6.0% to 6.5%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes 17,000 square feet of retail space.
(3)	Includes 8,000 square feet of retail space.
(4)	Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(5)	Includes 11,000 square feet of retail space.
(6)	Includes 16,000 square feet of retail space.
(7)	NOI is included in Stabilized, Non-Mature category on Attachment 5.
(8)	Includes 21,000 square feet of retail space.
(9)	Includes 10,000 square feet of retail space.

Attachment 10 UDR, Inc. Redevelopment Summary (1) June 30, 2013 (Dollars in Thousands) (Unaudited)

Wholly-Owned

		# of	Compl.	Cost to	Budgeted	Est. Cost	Schedule					Percentage
Community	Location	Homes	Homes	Date	Cost(2)	per Home	Acq.		Start	Compl.	Same-Store(3)	Leased	Occupied
Projects in Redevelopment
Rivergate	New York, NY	706	288	$41,880	$60,000	$85	3Q 11		3Q 11	3Q 14	4Q 15	95.5%	93.8%
27 Seventy Five Mesa Verde	Costa Mesa, CA	964	356	53,938	75,300	78	Various	(4)	3Q 11	2Q 14	3Q 15	75.9%	73.5%

Total		1,670	644	$95,818	$135,300	$81

Completed Redevelopments, Non-Stabilized
The Westerly on Lincoln (5)	Marina del Rey, CA	583	431	$33,994	$36,100	$84	3Q 10		3Q 11	2Q 13	3Q 14	97.3%	95.9%
Completed Redevelopments, Stabilized During Quarter
N/A	N/A	—	—	—	—	—	—		—	—	—

Total—Wholly Owned		2,253	1,075	$129,812	$171,400	$82

						Capitalized Interest for Current Redevelopment Projects
							2Q 13		2Q 12	YTD 13	YTD 12
Projected Weighted Average Return on Incremental Capital Invested:		7.0% to 9.0%					$618		$358	$1,355	$862

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR’s incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the same-store pool.
(4)	Communities were combined in 1Q 2013. They were acquired in June 2003, October 2004 and May 2008.
(5)	Only 431 of the 583 homes were scheduled to be redeveloped and have been completed.

Attachment 11 UDR, Inc. Land Summary (1) June 30, 2013 (Dollars in Thousands) (Unaudited)

		UDR Ownership
Parcel	Location	Interest	Cost Basis		Status Update (2)
					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100.0%	$17,424				X
7 Harcourt (3)	Boston, MA	100.0%	4,900		X
399 Fremont	San Francisco, CA	100.0%	63,389			X
Vitruvian Park®	Addison, TX	100.0%	13,389			X	X

Total			$99,102

			Cost Basis	UDR Pro-Rata Cost Basis
Consolidated Joint Ventures
3032 Wilshire	Santa Monica, CA	95.0%	$11,155	$10,597	X
2919 Wilshire	Santa Monica, CA	95.0%	7,492	7,117	X

Total			$18,647	$17,714

			Cost Basis	UDR Pro-Rata Cost Basis
Unconsolidated Joint Ventures and Partnerships
UDR/MetLife I—8 parcels (4)		4.3%	$188,764	$7,550	X	X	X
UDR/MetLife Vitruvian Park®	Addison, TX	50.0%	50,000	25,000		X	X

			$238,764	$32,550

Total			$356,513	$149,366

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR’s Garrison Square community.
(4)	Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels); Irvine, CA; Mountain View, CA; Dublin, CA; and Fort Lauderdale, FL.

Attachment 12 UDR, Inc. Unconsolidated Joint Venture Summary (1) June 30, 2013 (Dollars in Thousands) (Unaudited)

Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR’s Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes	Interest	2Q 13	2Q 13(1)	2Q 2013	YTD 2013	YTD 2013(2)
UDR / MetLife II	Various	15	3,119	50.0%	95.6%	$3,154	$9,725	$18,768	$37,536
UDR / MetLife I
Operating communities	Various	8	1,641	13.2%	95.2%	2,669	1,476	2,938	24,551
Land parcels		8	TBD	4.3%	—	—	1	(4)	78
UDR/MetLife Vitruvian Park®
Operating communities	Mid-rise	2	739	50.0%	93.0%	1,358	92	92	183
Fiori on Vitruvian Park®	High-rise (development)	1	142	50.0%	11.0%	1,258	3	3	5
Land parcels		6	TBD	50.0%	—	—	—	—	—
UDR / KFH	High-rise	3	660	30.0%	95.6%	2,513	1,053	2,106	7,021
Texas	Garden	8	3,359	20.0%	97.1%	994	1,182	2,261	11,303
Lodge at Stoughton	Garden	1	240	95.0%	93.8%	1,592	647	1,254	1,320
Domain College Park	Mid-rise (development)	1	15	95.0%	—	—	(201)	(213)	(224)
13th & Market	Mid-rise (development)	1	—	95.0%	—	—	(14)	(14)	(15)

Total/Weighted Average		54	9,915		94.4%	$2,318	$13,964	$27,191	$81,758

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR’s Equity	Weighted Avg.	Debt	Returns (5)
Joint Venture and Partnerships	Estate Assets(3)	Project Debt(3)	Investment (4)	Interest Rate	Maturity	ROIC	ROE
UDR / MetLife II	$1,592,791	$889,274	$323,401	4.3%	Various
UDR / MetLife I	900,418	341,086	52,455	4.4%	Various
UDR/MetLife Vitruvian Park®	281,385	118,252	80,162	3.2%	Various
UDR / KFH	281,767	165,209	27,739	3.4%	Various
Lodge at Stoughton	41,106	24,482	16,020	2.9%	10/2014
Domain College Park	49,862	20,044	26,109	2.4%	1/2016
13th & Market	54,236	19,829	30,920	2.4%	2/2016
Texas	322,164	219,588	1,999	5.6%	2014

Total/Weighted Average	$3,523,729	$1,797,764	$558,805	4.2%		6.2%	8.0%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store
	Joint Venture	Q2 2013 vs. Q2 2012 Growth			Q2 2013 vs. Q1 2013 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI	Revenue	Expense	NOI
UDR / MetLife II	15	7.3%	7.4%	7.2%	2.9%	-4.6%	5.9%
UDR / MetLife I	8	4.2%	-8.1%	13.3%	0.4%	-6.6%	5.2%
UDR / KFH	3	1.4%	7.8%	-0.7%	1.5%	5.9%	0.0%
Texas	8	5.7%	-9.1%	18.1%	1.7%	-8.5%	9.5%

Total/Average	34	5.8%	-1.0%	9.1%	2.0%	-5.3%	5.7%

				NOI			NOI

Same-Store JV Results at UDR’s Pro-rata Ownership Interest				7.9%			5.5%

	Same-Store
	Joint Venture	YTD 2013 vs. YTD 2012 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife II	15	8.8%	11.8%	7.7%
UDR / MetLife I	8	5.6%	-4.2%	12.9%
UDR / KFH	3	2.3%	0.5%	3.0%
Texas	8	5.9%	2.7%	8.3%

Total/Average	34	7.0%	4.2%	8.3%

				NOI

Same-Store JV Results at UDR’s Pro-rata Ownership Interest				7.8%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents net operating income at 100 percent for the period ended June 30, 2013.
(3)	Joint ventures and partnerships represented at 100 percent.
(4)	Excludes deferred gain of $25.5M, which is netted in “Investments in and advances to unconsolidated joint ventures, net” on Attachment 3.
(5)	Excludes non-stabilized developments.

Attachment 13 UDR, Inc. Acquisitions and Dispositions Summary June 30, 2013 (Dollars in Thousands) (Unaudited)

			Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Price		Homes	Home
Acquisitions—Wholly-Owned
None
Acquisitions—Wholly-Owned Land
None
Acquisitions—Joint Ventures—UDR/MetLife II JV
Jun-13	Acoma (1)	Denver, CO	50%	$83,800		223	$376
Jun-13	Current (2)	San Diego, CA	50%	63,400		144	440

Total/Weighted Average				$147,200	(3)	367	$401

			Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Price		Homes	Home
Dispositions—Wholly-Owned
Jun-13	Portfolio disposition (4)	Addison, TX		$290,000

Dispositions—Joint Ventures
Jun-13	Portfolio disposition (5)	Various		$218,000	(3)	539	$404

(1)	Prior to the contribution to UDR/MetLife II JV, UDR’s weighted average ownership in this community was 13% percent.
(2)	Prior to the contribution to UDR/MetLife II JV, UDR’s weighted average ownership in this community was 18% percent.
(3)	Price represents 100% of the value of assets in UDR/Metlife swap.
(4)	Communities sold to the UDR/MetLife Vitruvian partnerships. Includes Savoye (392 homes), Savoye[2] (347 homes), Fiori (under development) and 28.4 acres of land for development.
(5)	Properties sold to MetLife from UDR/MetLife I JV.

Attachment 14 UDR, Inc. Capital Expenditure and Repair and Maintenance Summary June 30, 2013 (Dollars in Thousands) (Unaudited)

		Three Months		Six Months
	Weighted Avg.	Ended	Cost	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (1)	June 30, 2013	per Home	June 30, 2013	per Home
Capital Expenditures for Consolidated Homes (2)
Average Number of Homes (3)		41,249		41,372
Recurring Cap Ex
Asset Preservation
Building Interiors	5 - 20	$3,849	$93	$6,426	$155
Building Exteriors	5 - 20	3,872	94	5,179	125
Landscaping and Grounds	10	1,713	42	2,257	55

Total Asset Preservation		9,434	229	13,862	335
Turnover Related	5	2,790	68	5,124	124

Total Recurring Cap Ex		12,224	297	18,986	459

Revenue Enhancing Cap Ex (4)	5 - 20	2,956	72	3,339	81

Total		$15,180	$369	$22,325	$540

		Three Months		Six Months
		Ended	Cost	Ended	Cost
Category (Expensed)		June 30, 2013	per Home	June 30, 2013	per Home
Repair and Maintenance for Consolidated Homes
Average Number of Homes		41,249		41,372

Contract Services		$4,718	$114	$9,124	$221

Turnover Related Expenses		1,217	31	2,369	57

Other Repair and Maintenance
Building Interiors		1,648	40	3,198	77
Building Exteriors		442	11	829	20
Landscaping and Grounds		180	4	427	10

Total		$8,205	200	$15,947	385

(1)	Weighted average useful life of capitalized expenses for the six months ended June 30, 2013.
(2)	Excludes redevelopment capital.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR’s overall capital expenditure plan.

Attachment 15 UDR, Inc. Full-Year 2013 Guidance (1) June 30, 2013 (Unaudited)

FFO and AFFO per Share Guidance

	3Q 2013	Full Year 2013
FFO per common share, diluted	$0.33 to $0.35	$1.40 to $1.44
FFO As Adjusted per common share, diluted	$0.33 to $0.35	$1.36 to $1.40
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.28 to $0.30	$1.20 to $1.24
Weighted average diluted shares/units (M)	263.8	263.8
Annualized dividend per share		$0.94

Same-Store Guidance		Full Year 2013
Revenue growth		4.50% to 5.00%
Expense growth		2.75% to 3.25%
NOI growth		5.25% to 6.00%
Physical occupancy		95.5%
Same-store homes		36,704

Transactional Activity ($ in millions)		Full Year 2013
Wholly-owned acquisitions		None
Wholly-owned dispositions		$225 to $275
Cap rate spread		N/A
Development spending		$400 to $450
Redevelopment spending		$100 to $125
Joint venture investment		None

Capital Markets Activity ($ in millions)		Full Year 2013
Debt maturities		$160
New debt issuance		$300 to $375
Equity issuances		$0

Other Additions/(Deductions) ($ in millions except per home amounts)		Full Year 2013
Interest		($127) to ($133)
General and administrative, gross (2)		($43) to ($46)
Tax benefit for RE3		$9 to $11
Joint venture fee income		$9 to $11
Total joint venture FFO, excluding fee income		$23 to $27
Non-recurring items:
RE3 gains from asset sales		$0 to $5
Acquisition-related costs		None
Stabilized homes		40,756
Recurring capital expenditures per home		$1,020

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes an estimated $5.5 million of Long Term Incentive Plan compensation expense.

Attachment 16(A) UDR, Inc. Definitions and Reconciliations June 30, 2013 (Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations (“AFFO”): The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company’s operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations: FASB ASC Subtopic 205.20, requires, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Properties classified as real estate held for disposition generally represent properties actively marketed or contracted for sale that are expected to close within the next twelve months.

The primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition through June 30, 2013, are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results of all properties sold or classified as held for disposition through June 30, 2013, within the Consolidated Statements of Operations for the periods ended June 30, 2013 and 2012, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of June 30, 2013 and December 31, 2012.

UDR did not have any communities that met the criteria to be classified as discontinued operations during the six months ended June 30, 2013. During the six months ended June 30, 2012, UDR disposed of 21 communities with a total of 6,507 homes. At June 30, 2013, UDR has no communities classified as real estate held for disposition. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company’s quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	2Q 2013	2Q 2012	YTD 2013	YTD 2012
Rental income	$—	$13,215	$—	$30,316
Rental expenses	—	4,637	—	10,566
Property management	—	364	—	834
Real estate depreciation	—	—	—	6,340
Non-property expense	—	791	—	791

	—	5,792	—	18,531

Income before net gain on the sale of depreciable property	—	7,423	—	11,785
Net gain on the sale of depreciable property, net of tax	—	172,006	—	252,531

Income from discontinued operations, net of tax	$—	$179,429	$—	$264,316

Effective New Lease Rate Growth: The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it is useful when assessing market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Funds From Operations as Adjusted: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measure and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measure calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as in indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B) UDR, Inc. Definitions and Reconciliations June 30, 2013 (Unaudited)

Funds From Operations (“FFO”): The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in April 2002. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), RE3, include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the sort-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR’s Weighted Average Pro-Rata Ownership Interest

In thousands	2Q 2013	YTD 2013
Income/(loss) from unconsolidated entities	$515	$(2,287)
Management fee	827	1,626
Interest expense	6,409	12,519
Depreciation	5,943	14,948
General and administrative	37	164
Other income/expense	233	221

Total Joint Venture NOI at UDR’s Pro-Rata Ownership Interest	$13,964	$27,191

JV Return on Equity (“ROE”): The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital (“ROIC”): The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2013	1Q 2013	2Q 2012	YTD 2013	YTD 2012
Net income/(loss) attributable to UDR, Inc.	$5,192	$(268)	$150,352	$4,924	$233,508
Property management	5,187	5,068	4,880	10,255	9,617
Other operating expenses	1,807	1,643	1,434	3,450	2,817
Real estate depreciation and amortization	85,131	83,442	84,474	168,573	172,381
Interest expense	30,803	30,981	41,542	61,784	76,287
Hurricane-related (recoveries)/charges, net	(2,772)	(3,021)	—	(5,793)	—
General and administrative	9,866	9,476	13,738	19,342	23,117
Tax benefit, net (includes valuation adjustment)	(2,683)	(1,973)	(2,818)	(4,656)	(25,694)
Income/(loss) from unconsolidated entities	(515)	2,802	2,412	2,287	5,103
Interest and other income, net	(1,446)	(1,016)	(506)	(2,462)	(1,200)
Joint venture management and other fees	(3,217)	(2,923)	(2,717)	(6,140)	(5,706)
Other depreciation and amortization	1,138	1,146	1,017	2,284	1,935
Income from discontinued operations, net of tax	—	—	(179,429)	—	(264,316)
Net income/(loss) attributable to noncontrolling interests	162	(41)	5,954	121	9,426

Total consolidated NOI	$128,653	$125,316	$120,333	$253,969	$237,275

Attachment 16(C) UDR, Inc. Definitions and Reconciliations June 30, 2013 (Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-store Communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-store (“SS”) Communities: The Company defines SS as those communities stabilized for five consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3: RE3 is the Company’s taxable REIT subsidiary (“TRS”) that focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less the project’s annualized operating NOI prior to commencing the redevelopment, divided by total cost of the project.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter’s NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital (“ROIC”): The Company defines ROIC as a referenced quarter’s NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: the Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company’s same-store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, following the delivery of the final home of a project.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(A), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-store (“SS”) Communities: The Company defines SS Communities as those communities stabilized for nine consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D) UDR, Inc. Definitions and Reconciliations June 30, 2013 (Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company’s management team. The following reconciles from GAAP net loss per share for full year 2013 and third quarter of 2013 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2013
	Low	High
Forecasted earnings per diluted share	$(0.03)	$0.01
Conversion from GAAP share count	(0.08)	(0.08)
Depreciation	1.51	1.51
Noncontrolling Interests	(0.01)	(0.01)
Preferred Dividends	0.01	0.01

Forecasted FFO per diluted share	$1.40	$1.44

TRS gains from asset sales	(0.02)	(0.02)
Hurricane-related recoveries, net	(0.02)	(0.02)

Forecasted FFO as Adjusted per diluted share	$1.36	$1.40

Recurring capital expenditures	(0.16)	(0.16)

Forecasted AFFO per diluted share	$1.20	$1.24

	3Q 2013
	Low	High
Forecasted earnings per diluted share	$(0.03)	$(0.01)
Conversion from GAAP share count	(0.02)	(0.02)
Depreciation	0.38	0.38
Noncontrolling Interests	(0.00)	(0.00)
Preferred Dividends	0.00	0.00

Forecasted FFO per diluted share	$0.33	$0.35

TRS gains from asset sales	—	—

Forecasted FFO as Adjusted per diluted share	$0.33	$0.35

Recurring capital expenditures	(0.05)	(0.05)

Forecasted AFFO per diluted share	$0.28	$0.30